UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2016

Date of Report (Date of Earliest Event Reported)

COMM 2015-CCRE23 Mortgage Trust

(Exact name of issuing entity)

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC

(Exact name of sponsor as specified in its charter)

Jefferies LoanCore LLC

(Exact name of sponsor as specified in its charter)

General Electric Capital Corporation

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-193376-18	38-3968510 38-3968511 38-7135369
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 15, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as Operating Advisor, of COMM 2015-CCRE23 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-CCRE23 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 83 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 220 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “La Gran Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “La Gran Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “La Gran Plaza Loan Combination”) that includes the La Gran Plaza Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (each, a “La Gran Plaza Companion Loan”). The La Gran Plaza Loan Combination, including the La Gran Plaza Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of August 1, 2015 (the “COMM 2015-CCRE24 Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, relating to the COMM 2015-CCRE24 Mortgage Trust securitization transaction into which one of the La Gran Plaza Companion Loans was deposited. The COMM 2015-CCRE24 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the COMM 2015-CCRE24 Pooling and Servicing Agreement applicable to the servicing of the La Gran Plaza Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on May 15, 2015.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 99.1	Pooling and Servicing Agreement, dated as of August 1, 2015, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 17, 2016
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1

Pooling and Servicing Agreement, dated as of August  1, 2015, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

(E)